                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT

    The following is a list of subsidiaries of the Company as of the date hereof, omitting certain subsidiaries which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                                                                 PERCENTAGE OF
                                                                                     VOTING
                                                                                   SECURITIES
                                                                                    OWNED BY
                                                                                   IMMEDIATE
       NAME                                                 WHERE INCORPORATED       PARENT
       ---------------------------------------------------  -------------------  --------------
  (a)  Subsidiaries of Pfizer Inc.:

       Radiologic Sciences, Inc...........................  California               100
       Shiley Incorporated................................  California               100
       Valleylab Inc......................................  Colorado                 100
       NAMIC U.S.A. Corporation...........................  Delaware                 100
       Health Care Ventures, Inc..........................  Delaware                 100
       Howmedica Inc......................................  Delaware                 100
       Pfizer Enterprises Inc.............................  Delaware                 100
       Pfizer Health Solutions, Inc.......................  Delaware                 100
       Pfizer Medical Systems, Inc........................  Delaware                 100
       Pfizer Pharmaceuticals, Inc........................  Delaware                 100
       Pfizer Pigments Inc................................  Delaware                 100
       Site Realty, Inc...................................  Delaware                 100
       Strato/Infusaid Inc................................  Massachusetts            100
       American Medical Systems, Inc......................  Minnesota                100
       Schneider (USA) Inc................................  Minnesota                100
       Adforce Inc........................................  New York                 100
       Quigley Company Inc................................  New York                 100
       Pfizer International Inc...........................  New York                 100
       Howmedica G.m.b.H..................................  Austria                  100
       Cadsand Medica N.V.................................  Belgium                  100
       Laboratorios Pfizer Ltd............................  Brazil                   100
       Orsim, S.A.........................................  France                   100
       Van Cadsand Beheer B.V.............................  Netherlands              100
       Pfizer Healthcare Ltd. (Korea).....................  South Korea              100
       Pfizer Trading Corp................................  Taiwan                   100

  (b)  Subsidiaries of Pfizer International Inc.
       (a subsidiary of Pfizer Inc.):

       Pfizer Overseas Inc................................  Delaware                 100
       Pfizer H.C.P. Corporation..........................  New York                 100
       Pfizer Corporation Austria G.m.b.H.................  Austria                  100
       Pfizer S.A.........................................  Belgium                  100
       The Kodiak Company Ltd.............................  Bermuda                  100
       Pfizer Canada Inc..................................  Canada                   100
       Roerig S.A.........................................  Chile                    100
       Pfizer Biogal L.L.C................................  Hungary                   71.35
       Pfizer (Ireland) Limited...........................  Ireland                  100
       Pfizer Chemical Corp. Ltd..........................  Isle of Man              100
       Pfizer Pharmaceutics Israel Ltd....................  Israel                   100
       Compania Distribuidora Del Centro, S.A. de C.V.....  Mexico                   100

                           Form 10-K for the fiscal year ended December 31, 1995

                                                                                 PERCENTAGE OF
                                                                                     VOTING
                                                                                   SECURITIES
                                                                                    OWNED BY
                                                                                   IMMEDIATE
       NAME                                                 WHERE INCORPORATED       PARENT
       ---------------------------------------------------  -------------------  --------------
  (b)  Subsidiaries of Pfizer International Inc.
       (a subsidiary of Pfizer Inc.): -- (Continued)
       Pfizer Holding Mexico, S. de R.L. de C.V...........  Mexico                    90
       Pfizer, S.A. de C.V................................  Mexico                   100
       Laboratoires Pfizer S.A............................  Morocco                   98
       Pfizer Specialties Limited.........................  Nigeria                  100
       Pfizer Pharmaceuticals Production Corporation......  Panama                   100
       Pfizer Polska Sp.z.0.0.............................  Poland                   100
       A/O Pfizer.........................................  Russia                   100
       Pfizer Healthcare Ltd. (Korea).....................  South Korea              100
       Pfizer, S.A., S en C. (Bioquimica Industrial
       Espanola)..........................................  Spain                    100
       Pfizer, S.A........................................  Spain                    100
       Pfizer Group Limited...............................  United Kingdom           100

  (c)  Subsidiaries of Pfizer Pharmaceuticals Production
       Corporation (a subsidiary of Pfizer
       International Inc.):

       Pfizer European Service Center N.V.................  Belgium                   97.3
       Pfizer Research and Development Company
       N.V./S.A...........................................  Belgium                   95
       Kirchimie Ltee.....................................  Canada                   100
       Pfizer Pension Trustees (Ireland) Limited..........  Ireland                  100
       Pfizer International Bank Europe...................  Ireland                   97.5
       Pfizer Service Company Ltd.........................  Ireland                  100
       Pfizer Ringaskiddy Production Company..............  Isle of Man              100
       Roerig Farmaceutici Italiana S.r.1.................  Italy                    100
       Pfizer (N.Z.) Ltd..................................  New Zealand              100
       Pfizer Corporation.................................  Panama                   100

  (d)  Subsidiaries of Pfizer Corporation (a subsidiary of
       Pfizer Pharmaceuticals Production Corporation):
       Pficonprod Pty. Limited............................  Australia                100
       Pfizer Agricare Pty. Ltd...........................  Australia                100
       Pfizer Pty. Ltd....................................  Australia                100
       Pfizer S.A.........................................  Colombia                 100
       Pfizer S.A.........................................  Costa Rica               100
       Pfizer C.A.........................................  Ecuador                  100
       Pfizer Egypt S.A.E.................................  Egypt                     85
       Pfizer Limited.....................................  Ghana                     50
       Pfizer Hellas, A.E.................................  Greece                   100
       Pfizer Limited.....................................  India                     40
       PT Pfizer Indonesia................................  Indonesia                 68.2
       Pfizer Laboratories Limited (Kenya)................  Kenya                    100
       Pfizer (Malaysia) Sendirian Berhad.................  Malaysia                 100
       Pfizer (Namibia) (Proprietary) Limited.............  Namibia                  100
       Pfizer Laboratories Limited........................  New Zealand              100

                                                                                 PERCENTAGE OF
                                                                                     VOTING
                                                                                   SECURITIES
                                                                                    OWNED BY
                                                                                   IMMEDIATE
       NAME                                                 WHERE INCORPORATED       PARENT
       ---------------------------------------------------  -------------------  --------------
  (d)  Subsidiaries of Pfizer Corporation (a subsidiary of
       Pfizer Pharmaceuticals Production Corporation):
       -- (Continued)
       Livestock Feeds PLC................................  Nigeria                   60
       Pfizer Products PLC................................  Nigeria                   60
       Pfizer A/S.........................................  Norway                   100
       Pfizer Laboratories Limited........................  Pakistan                  76.3
       Pfizer International Corporation S.A...............  Panama                   100
       Harmag Inc.........................................  Panama                   100
       Pfizer S.A.........................................  Peru                     100
       Pfizer Inc.........................................  Philippines              100
       Pfizer Private Limited.............................  Singapore                100
       SmithKline Animal Health (Proprietary) Limited.....  South Africa             100
       Pfizer Laboratories (Proprietary) Limited..........  South Africa             100
       Pfizer Korea Limited...............................  South Korea               50
       Pfizer Limited.....................................  South Korea              100
       Pfizer A.B.........................................  Sweden                   100
       Roerig A.B.........................................  Sweden                   100
       Pfizer Limited.....................................  Taiwan                   100
       Pfizer Limited.....................................  Tanzania                 100
       Pfizer Limited.....................................  Thailand                 100
       Pfizer Ilaclari A.S................................  Turkey                   100
       Pfizer Limited.....................................  Uganda                   100
       Laboratorios Pfizer de Venezuela, S.A..............  Venezuela                100

  (e)  Subsidiaries of Pfizer Research and Development
       Company N.V./S.A. (a subsidiary of Pfizer
       Pharmaceuticals Production Corporation):

       Pfizer A/S.........................................  Denmark                  100
       Pfizer Oy..........................................  Finland                  100
       Pfizer S.A.........................................  France                   100
       Pfizer Holding Und Verwaltungs G.m.b.H. ...........  Germany                   95
       Pfizer Holdings Ireland............................  Ireland                   84
       Pfizer Italiana S.p.A. ............................  Italy                    100
       Pfizer Pharmaceuticals Inc. .......................  Japan                    100
       Pfizer B.V. .......................................  Netherlands              100
       Pfizer S.G.P.S. Limitada...........................  Portugal                 100
       Howmedica Iberica S.A. ............................  Spain                     87.8
       Schneider (Europe) A.G. ...........................  Switzerland              100
       Pfizer A.G. .......................................  Switzerland              100

                                                                                       PERCENTAGE OF VOTING
                                                                                        SECURITIES OWNED BY
       NAME                                                 WHERE INCORPORATED           IMMEDIATE PARENT
       ---------------------------------------------------  -------------------  ---------------------------------
  (f)  Miscellaneous Subsidiaries:
       Shiley International, Inc. ........................  California           Shiley Incorporated 100%
       Schneider (USA) Pittsburgh, Inc. ..................  Delaware             Schneider (USA) Inc. 100%
       Pfizer Pharm Algerie SPA...........................  Algeria              Pfizer S.A. (France) 60%
       Pfizer S.A.C.I. ...................................  Argentina            Pfizer International Corporation
                                                                                  S.A. 100%
       Valleylab Australia Pty. Ltd. .....................  Australia            Valleylab Inc. 100%
       Pfizer Med-Inform Beratungs G.m.b.H. ..............  Austria              Pfizer Corporation Austria
                                                                                  G.m.b.H. 100%
       Pfizer Animal Health S.A. .........................  Belgium              Pfizer S.A. (France) 100%
       Pfizer Hospital Products (Belgium) N.V. ...........  Belgium              Pfizer Hospital Products
                                                                                  (Netherlands) B.V. 100%
       PQI Inc. ..........................................  Canada               Pfizer Canada Inc.. 100%
       Pfizer Zona Franca S.A. ...........................  Costa Rica           Pfizer S.A. (Costa Rica) 100%
       Pfizer s.r.o. .....................................  Czech Republic       Pfizer S.A. (Belgium) 100%
       Benoist Girard & Cie S.C.A. .......................  France               Pfizer S.A. 100%
       Howmedica France S.C.A. ...........................  France               Pfizer S.A. 100%
       Laboratoire Beral, S.A. ...........................  France               Pfizer S.A. 100%
       Leibinger S.A.R.L..................................  France               Howmedica Leibinger G.m.b.H. 100%
       Pfizer Animal Health S.A. .........................  France               Pfizer S.A. (France)100%
       Heinrich Mack Nachf. ..............................  Germany              Pfizer G.m.b.H. 100%
       Hilekes G.m.b.H. ..................................  Germany              Howmedica G.m.b.H. 100%
       Howmedica Leibinger G.m.b.H........................  Germany              Pfizer G.m.b.H. 100%
       Pfizer G.m.b.H. ...................................  Germany              Pfizer Holding Und Verwaltungs
                                                                                  G.m.b.H. 100%
       SmithKline Beecham Tiergesundheit G.m.b.H. ........  Germany              Pfizer Holding Und Verwaltungs
                                                                                  G.m.b.H. 100%
       Taylor Kosmetik G.m.b.H. ..........................  Germany              Pfizer Holding Und Verwaltungs
                                                                                  G.m.b.H. 100%
       Pfizer LLC.........................................  Hungary              Pfizer S.A. Belgium 100%
       Leema Chemicals & Cosmetics Private Limited........  India                Pfizer Limited 100%
       Duchem Laboratories Limited........................  India                Pfizer Limited (India) 100%
       Bioindustria Farmaceutici S.p.A....................  Italy                Pfizer Italiana S.p.A 98.8%
       Restiva S.r.1. ....................................  Italy                Pfizer Italiana S.p.A. 99%
       SudFarma S.r.1. ...................................  Italy                Roerig Farmaceutici Italiana
                                                                                  S.r.1. 90%;
                                                                                  Pfizer Italiana S.p.A. 10%
       Pfizer Shoji Co., Ltd. ............................  Japan                Pfizer Pharmaceuticals Inc.
                                                                                  (Japan) 100%
       Schneider Japan K.K. ..............................  Japan                Pfizer Pharmaceuticals Inc.
                                                                                  (Japan) 100%
       Pfizer S.A. .......................................  Morocco              Pfizer S.A. 56%; Laboratoire
                                                                                  Beral, S.A. 44%
       A.S. Ruffel (Mozambique) Limitada..................  Mozambique           SmithKline Animal Health
                                                                                  (Proprietary) Limited 100%

                                                                                       PERCENTAGE OF VOTING
                                                                                        SECURITIES OWNED BY
       NAME                                                 WHERE INCORPORATED           IMMEDIATE PARENT
       ---------------------------------------------------  -------------------  ---------------------------------
  (f)  Miscellaneous Subsidiaries:
       -- (Continued)
       SmithKline Animal Health (SWA) (Pty) Ltd. .........  Namibia              SmithKline Animal Health
                                                                                  (Proprietary) Limited 100%
       Cadsand Medica B.V. ...............................  Netherlands          Van Cadsand Beheer B.V. 100%
       Pfizer Animal Health B.V. .........................  Netherlands          Pfizer B.V. 100%
       Pfizer Hospital Products (Netherlands) B.V. .......  Netherlands          Shiley International, Inc. 100%
       Roerig B.V. .......................................  Netherlands          Pfizer B.V. 100%
       Pfizer Pharmaceuticals Ltd. .......................  People's Republic    Pfizer Enterprises Inc. 67.1%
                                                            of China
       Laboratorios Pfizer S.A. ..........................  Portugal             Pfizer S.G.P.S. Limitada 100%
       SmithKline Becham Animal Health (Singapore) Private
       Limited............................................  Singapore            Pfizer Private Limited 100%
       Pfizer Salud Animal, S.A. .........................  Spain                Pfizer S.A. (Spain) 100%
       Pfizer Hospital Products A.B. .....................  Sweden               Shiley International, Inc. 100%
       AMS Medinvent S.A. ................................  Switzerland          Nilo Holdings, S.A. 100%
       Nilo Holding, S.A. ................................  Switzerland          Schneider (Europe) A.G. 100%
       Biomedical Sensors (Holdings) Ltd. ................  United Kingdom       Howmedica International Inc. 100%
       Biomedical Sensors Ltd. ...........................  United Kingdom       Biomedical Sensors (Holdings)
                                                                                  Ltd. 100%
       Charwell Pharmaceuticals Limited...................  United Kingdom       Unicliffe Limited 100%
       Howmedica International Limited....................  United Kingdom       Pfizer Group Limited 100%
       Istin 95...........................................  United Kingdom       Pfizer Limited 100%
       Measureaim Ltd. ...................................  United Kingdom       Howmedica International Limited
                                                                                  100%
       Pfizer Hospital Products Pension Trustees, Ltd. ...  United Kingdom       Pfizer Hospital Products, Ltd.
                                                                                  (U.K.) 100%
       Pfizer Hospital Products, Ltd. ....................  United Kingdom       Howmedica International Limited
                                                                                  100%
       Pfizer Limited.....................................  United Kingdom       Pfizer Group Limited 100%
       Pfizer Pension Trustees Ltd. ......................  United Kingdom       Pfizer Limited 100%
       Shiley Ltd. .......................................  United Kingdom       Howmedica International Limited
                                                                                  100%
       Unicliffe Limited..................................  United Kingdom       Pfizer Limited 100%
       Pfizer Bioquimicos S.A. ...........................  Venezuela            Laboratorios Pfizer de Venezuela,
                                                                                  S.A. 100%
       Pfizer S.A. .......................................  Venezuela            Laboratorios Pfizer de Venezuela,
                                                                                  S.A. 100%
       AS Ruffel (Private) Ltd. ..........................  Zimbabwe             SmithKline Animal Health
                                                                                  (Proprietary) Limited 100%

                                                                                       PERCENTAGE OF VOTING
                                                                                        SECURITIES OWNED BY
       NAME                                                 WHERE INCORPORATED           IMMEDIATE PARENT
       ---------------------------------------------------  -------------------  ---------------------------------
  (g)  Subsidiaries of Howmedica Inc.
       (a subsidiary of Pfizer Inc.):

       Howmedica Leibinger Inc. ..........................  Delaware                            100
       Howmedica Investments Pty. Ltd. ...................  Australia                           100
       S.D. Investments Pty. Ltd. ........................  Australia                           100
       Howmedica G.m.b.H. ................................  Germany                             100
       Howmedica International Inc. ......................  Panama                              100
       Jaquet Orthopedie S.A. ............................  Switzerland                         100

  (h)  Subsidiaries of NAMIC U.S.A.
       Corporation (a subsidiary of Pfizer
       Inc.):

       NAMIC Caribe, Inc. ................................  Delaware                            100
       NAMIC Eireann Limited..............................  Ireland                             100
       NAMIC Eireann B. V. ...............................  Netherlands                         100
       NAMIC Worldwide B. V. .............................  Netherlands                         100
       NAMIC International, Inc. .........................  Virgin Islands                      100